UNITED  STATES
SECURITIES  AND  EXCHANGE  COMMISSION
Washington,  D.C.  20549

FORM  8-K

CURRENT  REPORT
Pursuant  to  Section  13  OR  15(d)  of  The  Securities  Exchange  Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)  January  20,  2005
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                             B2DIGITAL, INCORPORATED
________________________________________________________________________
(Exact  name  of  registrant  as  specified  in  its  charter)

      Delaware                        0-11882                    84-0916299
      --------                        -------                    ----------
(State  or  other  jurisdiction     (Commission                (IRS Employer
     of  incorporation)              File  Number)           Identification No.)

     9171  Wilshire  Blvd.,  Suite  B,  Beverly  Hills,  CA           90210
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        (Address  of  principal  executive  offices)                (Zip  Code)

Registrant's  telephone  number,  including  area  code       (310)  281-2571
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________________________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On January 20, 2005, B2Digital, Inc. ("BTWO") entered into a Purchase Agreement with EuroSwiss Equities, Ltd. ("EuroSwiss"), a privately-held Caribbean company, whereby BTWO agreed to purchase certain online casinos from EuroSwiss, including marketing rights and back office support (the "Assets"). In exchange for the Assets, BTWO agreed to pay EuroSwiss $300,000.00 and 1,000,000 shares of the BTWO's Series A Convertible Preferred Stock, payable over three months.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

In connection with the Agreement with EuroSwiss, BTWO will issue EuroSwiss 1,000,000 shares of its Series A Convertible Preferred Stock.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

10.1  Purchase  Agreement  with  EuroSwiss.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  2,  2005

Registrant:  B2Digital,  Incorporated
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By:
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Name:  Robert  C.  Russell
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Title:  Chief  Executive  Officer
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